EXHIBIT 10.7

                            ADVANCED AESTHETICS, INC.
                          REGISTRATION RIGHTS AGREEMENT

                                November 25, 2003

                  The parties to this agreement are Advanced Aesthetics, Inc., a Delaware corporation (the "Company"), FCPR L Capital, a fonds commun de placements a risque, represented by L Capital Management SAS, a societe par actions simplifiee (the "Investor") and each of the other individuals and entities executing a signature page to this agreement (such other individuals or entities, the "Existing Stockholders" and, together with the Investor, the "Stockholders"). Capitalized terms used but not defined herein have the meanings assigned to them in the Securities Purchase Agreement dated as of November 4, 2003 between the Company and the Investor.

                  The Existing Stockholders own shares of Common Stock and Warrants. The Investor owns the Convertible Note and may in the future acquire the Investor Series D Shares, both of which are convertible into Common Stock.

                  The shares of Common Stock now or hereafter owned by the Existing Stockholders, as well as the shares of Common Stock that any Stockholder may hereafter acquire upon exercise or conversion of his, her or its Warrants, Convertible Note or Series D Preferred Stock or otherwise are entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are collectively referred to as, the "Registrable Shares."

                  The Company desires to provide the Stockholders with certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

                  The parties agree as follows:

                  1. Piggyback Registrations.
                     -----------------------

                  1.1 Right to Include Registrable Securities. If at any time following consummation of an IPO, the Company shall propose to register any Common Stock by means of a registration statement filed by the Company with the SEC for sale in a public offering for its own account, or for the account of any other Person by registration on Form SB-2, S-1, S-2 or S-3 (but not Form S-4 or S-8) or any successor or similar forms (except for any registrations in connection with (x) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination or (y) debt securities that are not convertible into Common Stock) it shall give written notice to the holders of Registrable Securities (such holders of Registrable Securities are referred to herein as "Holders") of its intention to do so and of the Holders' rights under this Section 1 at least 30 days prior to the filing of a registration statement with respect to such registration with the SEC. Upon the written request of any Holder made within 20 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its commercially reasonable efforts to include in such registration statement all Registrable Securities that the Company has been so requested to register by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right pursuant to this Section 1.1 to include any Registrable Securities in any subsequent


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registration statement or registration statements as may be filed by the Company with respect to offferings of its securities, upon all the terms and conditions set forth herein.

                  1.2 Right to Abandon or Delay Registration. If, at any time after giving written notice to Holders pursuant to Section 1.1 of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice: (a) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice; and (b) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                  1.3 No relief from Company's obligations under Section 2. No registration effected under this Section 1 shall relieve the Company of its obligations under Section 2 of this agreement.

                  2. Demand Registration.
                     -------------------

                  2.1 Right to Demand Registration.
                      ----------------------------

                  (a) The following Holders may give a Demand Notice: (i) subject to Section 4.3, at any time 180 days following the Company's completion of its first underwritten public offering on a firm commitment basis of its Common Stock pursuant to a registration statement under the Securities Act, the Investor or any one or more Holders of a majority of the Registrable Securities may give a Demand Notice; (ii) Holders who are members of the Existing Stockholder Group who collectively own a majority of the Common Share Equivalents owned by all of the Existing Stockholder Group may give a Demand Notice if the public offering resulting therefrom is reasonably expected to be a Threshold Transaction; provided, however, that neither the Company nor any such Holder shall permit a registration statement filed pursuant to such Demand Notice to become effective unless the effectiveness of such registration statement would be a Threshold Transaction; and (iii) at any time after the fifth anniversary of the date hereof, the Investor may give a Demand Notice. The Company shall not be required to effect more than one registration pursuant to this Section 2(a)(i).

                  (b) Subject to Section 4.3, at any time after the Company becomes eligible to file a registration statement on Form S-3 (or any successor form relating to secondary offerings), any one or more Holders of a majority of the Registrable Securities may request the Company, in writing, to effect the registration on Form S-3 or such successor form), of all or a portion of the Registrable Securities owned by the Holder, provided, however that the Company shall not be required to effect more than one such registrations pursuant to this Section 2(b) in any 12-month period, and no more than four such registrations pursuant to this Section 2(b) in total. Upon receipt of such written request, the Company shall, as expeditiously as possible, use all commercially reasonable efforts to effect the registration on Form S-3, or such successor form, of all Registrable Securities which the Company has been requested to register.

                  (c) Each request for registration made by any one or more Holders pursuant to Section 2(a) or Section 2(b) shall be referred to herein as a "Demand Registration" and the


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

number of shares requested to be registered by one or more Holders pursuant to a Demand Registration shall be referred to herein as "Demand Shares."

                  (d) A registration requested pursuant to this Section 2.1 shall be deemed to have been effected following such time as the registration statement with respect thereto has become effective.

                  2.2 Limits on Demand Rights.
                      -----------------------

                  (a) The Company shall not be obligated to file a registration statement and cause it to become effective if at the time the Company receives a Demand Notice the Company is "in registration" for an underwritten public offering.

                  (b) If, while a registration request is pending pursuant to
Section 2.1, the Company has been advised by legal counsel that: (i) the filing of a registration statement would require the disclosure of a material transaction or other factor that the Company reasonably determines in good faith would have a material adverse effect on the Company; or (ii) the Company then is unable to comply with SEC requirements applicable to the requested registration, then in each instance the Company shall not be required to effect a registration pursuant to this Section 2 until the earlier of: (x) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable requirements of the SEC, as the case may be; and (y) 60 days after the Company has been advised by legal counsel that such registration may be lawfully effected.

                  3. Registration Procedures; Listing.
                     --------------------------------

                  3.1 Obligations of the Company. In connection with the registration of any Registrable Securities under the Securities Act pursuant to the provisions of this agreement, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the SEC the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become and remain effective (subject to clause (b) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (b) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that such period need not exceed 90 days;

                  (c) furnish to each of the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of


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

the Securities Act, and such other documents, as each Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holder;

                  (d) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned and to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 3.1(d), be obligated to be so qualified or to so consent to general service of process in any such jurisdiction;

                  (e) notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (f) pay all expenses incident to the Company's performance of or compliance with its obligations hereunder, including, without limitation, all listing fees, all printing expenses, the fees, expenses and disbursements of counsel for the Company and of its independent public accountants and all fees, expenses and disbursements of one outside counsel to the Holders; provided, however, that the foregoing obligation of the Company shall exclude, and the Holders shall pay, underwriters fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder as well as any fees and expenses of any second or other additional outside counsel to the Holders hereunder;

                  (g) the Company will use a nationally recognized law firm reasonably acceptable to the Holders in connection with any registration pursuant to this Agreement (the Stockholders agree that the law firm of Jenkens & Gilchrist Parker Chapin LLP is deemed to be acceptable);

                  (h) the Holders shall have the right to select the managing underwriter in connection with exercise of their rights pursuant to Section 2(a) or 2(b) of this agreement where 50% or more of the shares included in the Demand Registration are Demand Shares (in such event all underwriting expenses will be borne by the selling shareholders in proportion to the Company's securities owned by them which are included in the underwritten offering; provided, however that if the Company reimburses any underwriting expenses of any person who is participating in such underwritten offering, then the Company shall also reimburse the expenses of the Holders to the same extent);



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

                  (i) in connection with any registration of Registrable Shares, the Company shall enter into all customary agreements (including in connection with an underwritten offering, an underwriting agreement) and shall take all other reasonable actions requested by the managing underwriter in order to expedite or facilitate the disposition of Registrable Shares, including making presentations at any "road shows" or analyst presentations (which are reasonable in scope and duration and consistent with market practice for comparable offerings and in any event not more frequent than two times in any twelve month period), providing reasonable access to the Company, its books and records, and its personnel and advisers and furnishing information to the Stockholders, the underwriter(s) and their agents and representatives to enable them to undertake due diligence and furnishing to them such opinions, comfort letters and the like as are customary in connection with the applicable offering of securities; and

                  (j) cause the Registrable Securities covered by such registration statement to be listed on a national securities exchange or on the Nasdaq Stock Market, as applicable.

                  3.2 Obligations of the Holders.
                      --------------------------

                  (a) The Company may require the Holders, after receipt thereby of a written request from Holders pursuant to Section 1.1 or Section 2, to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing, based on its reasonable belief that such information is required to be disclosed in the relevant registration statement pursuant to the Securities Act and applicable state securities laws.

                  (b) Upon receipt of any notice from the Company of the happening of an event of the kind described in Section 3.1(e), the Holders shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies, then in the Holders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  4. Cutbacks.
                     --------

                  4.1 Generally. If in the good faith judgment of the Company, it shall determine after consultation with the managing underwriter that the registration of the number of Registrable Securities to be included in an offering that is registered pursuant to Section 1 would materially and adversely affect such public offering, then the Company may reduce the number of Registrable Shares to be included in the offering to the extent necessary to alleviate such adverse effect. If, in accordance with the preceding sentence, the number of shares to be included in the underwriting (pursuant to this agreement or otherwise) is less than the total number of shares that such holders have requested to be included, the Holder who has requested to include such shares under this agreement and the holders of other shares who have requested to include such shares under any other registration rights agreement shall participate on a pro rata basis based on the relative aggregate holdings of the Holders and other stockholders who seek to have shares registered under such registration statement (or in any other proportion as may be agreed upon by all stockholders seeking to exercise such rights).



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                  4.2 Underwriting Agreement. The Holders shall become a party to any underwriting agreement negotiated between the Company and the underwriters in any underwritten public offering hereunder (which agreement shall be in a form and contain provisions that are normal and customary) and shall make all representations and warranties to and shall enter into all agreements with the Company and the underwriters and shall deliver all opinions of counsel and other documents as shall be reasonably requested of them and shall make all representations and warranties required by law, customarily given or reasonably requested of selling shareholders by an underwriter in an underwritten public offering.

                  4.3 Holdback Agreements. If the Company, in connection with an underwritten offering of securities for its own account, at any time shall register shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not directly or indirectly sell, transfer or otherwise dispose of or encumber any Shares or enter into any swap or other arrangement that transfers to another all or part of the economic consequences of ownership of the Shares other than those Shares included in such registration pursuant to Sections 1 or 2 without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall begin not more than 30 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall last not more than 180 days after the effective date of such registration statement in the case of the Company's initial public offering, or 90 days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this Section
4.3. Notwithstanding any other provision of this Section 4.3, none of the Holders will, after expiration of the 180-day period following the IPO, be subject to a hold-back under this Section 4.3 for more that one 90-day period during any period of 12 consecutive months.

                  5. Indemnification.
                     ---------------

                  5.1 Indemnification by the Company. In the event of any registration statement filed pursuant to this Agreement, the Company shall indemnify and hold harmless the Holders, each underwriter of such Registrable Shares and their respective directors, officers and affiliates and each other individual or entity, if any, who controls (within the meaning of the Securities
Act) any Holder (each of the foregoing, a "Holder Indemnitee"), against any losses, claims, damages, or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses") to a Holder Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Company in writing by or on behalf of a Holder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, however, that the Company shall not be liable


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

to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

                  5.2 Indemnification by the Holders. If any Registrable Securities are included in any registration statement, each seller of such Registrable Securities so registered shall, severally and not jointly, indemnify and hold harmless the Company and each director, officer and affiliate of the Company, and each other individual or entity, if any, who controls (within the meaning of the Securities Act) the Company (each of the foregoing, a "Company Indemnitee") insofar as Losses to a Company Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which there were made not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by such Holder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no Holder shall have any liability under this Section 5.2 for any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement.

                  5.3 Notice of Claims, Etc.
                      ---------------------

                  (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; provided, however, that the indemnified party may, at its own expense, retain separate counsel to participate in such defense.



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                  (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  5.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 5.1 or Section 5.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by item (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other, as determined by a court of competent jurisdiction. No individual or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation. In addition, no individual or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such individual or entity's consent, which consent shall not be unreasonably withheld.

                  6. Information by Holders. If any information relating to a Holder is included in any registration statement, the Holder shall furnish to the Company such information regarding the Holder and the method of distribution proposed by the Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 1 or Section 2.

                  7. Rule 144 Requirements. From and after the first date that a registration statement filed by the Company with respect to the Common Stock (or any security into which or for which the Common Stock is hereafter exchanged) is declared effective by the SEC, the Company agrees that it will: (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the information requirements of said Rule 144, and of the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

                  8. Future Registration Rights Agreements. The Company hereby covenants and agrees that it will not grant to any holder (or future holder) of equity securities (or securities convertible into, or exercisable or exchangeable for, equity securities) of the Company any registration rights with respect to the registration of securities of the Company that would be inconsistent with, or superior to, the registration rights granted to the Stockholders under this agreement.

                  9. Transfers of Certain Rights. The rights granted to any Stockholder hereunder may only be transferred by a Stockholder in accordance with a transfer of his, her or its Shares permitted by the Stockholders Agreement.

                  10. Miscellaneous.
                      -------------

                  10.1 Notices, Etc. All notices, consents, demands, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first-class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the parties at the following addresses or facsimile numbers:

                  If to the Company, to:

                  Advanced Aesthetics, Inc.
                  515 N. Flagler Drive, P300
                  West Palm Beach, Florida 33401
                  Attention:  President
                  Telecopier No.:  (561) 802-4181

                  with a copy to:

                  c/o Kidd & Company, LLC
                  Three Pickwick Plaza
                  Greenwich, Connecticut  06830
                  Telecopier No.:  (203) 661-1839
                  Attention:  Andrew D. Lipman

                  and a copy to:

                  Jenkens & Gilchrist Parker Chapin LLP
                  405 Lexington Avenue
                  New York, New York  10174
                  Telecopier No.:  (212) 704-6160
                  Attention:  Edward R. Mandell

                  If to a Stockholder, to the address or telecopier number of such Stockholder set forth on a signature page below.

         All such notices, requests and other communications will be deemed given upon receipt thereof. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving like notice specifying such change to the other party hereto.

                  10.2 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise


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thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  10.3 Entire Agreement. This agreement supersedes all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein and therein) and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  10.4 Governing Law. This agreement shall be construed, interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws.

                  10.5 Jurisdiction; Venue. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York located in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 10.1.

                  10.6 Binding Effect. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the parties hereto and their permitted successors and assigns.

                  10.7 Amendment and Waiver. No term or provision of this agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by the Company, the Investor and the members of the Existing Stockholder Group who own at least a majority of the Common Share Equivalents owned by all of the Existing Stockholder Group, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the Stockholders.

                  10.8 No Third Party Beneficiaries. Nothing contained in this agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any Person other than as otherwise provided in this agreement.

                  10.9 Severability. If any provision of this agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this agreement shall nevertheless be binding upon the parties with the same force and effect as though the void or unenforceable part had been severed and deleted.

                  10.10 Specific Performance. The parties agree that irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.

                  10.11 Counterparts; Effectiveness. This agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original but all of which together will constitute one and the same agreement. This agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

                      [The next page is the signature page]

                  The parties have executed and delivered this Registration Rights Agreement as of the date first written above.

                                      ADVANCED AESTHETICS, INC.


                                      By: /s/ Andrew D. Lipman
                                          --------------------------------------
                                               Name: Andrew D. Lipman
                                               Title: Vice President


                 [Stockholder signatures begin on the next page]

                                      FCPR L CAPITAL
                                      Represented by:  L Capital Management SAS

                                      By: /s/ Philippe Franchet
                                         ---------------------------------------
                                               Philippe Franchet
                                               Attorney-in-Fact

                                      Address:

                                      L Capital Management
                                      22, avenue Montaigne
                                      75008 Paris
                                      France
                                      Attention: Philippe Franchet
                                      Telecopier No.: +33-1-44-13-24-85

                                      with a copy to:

                                      Davis Polk & Wardwell
                                      15, avenue Matignon
                                      75008 Paris
                                      France
                                      Attention: Margaret E. Tahyar
                                      Telecopier No.: +44-20-7710-4894

                                      SEAPINE INVESTMENTS, LLC


                                      By: /s/ Carla G. Kidd
                                         ---------------------------------------
                                               Carla G. Kidd
                                               Member

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Attn:  Carla G. Kidd
                                      Telecopier No.:  (203) 661-1839

                                        [Signatures continued on next page]

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


                                        /s/ Andrew D. Lipman
                                      ------------------------------------------
                                      Andrew D. Lipman

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                                        /s/ Richard Rakowski
                                      ------------------------------------------
                                      Richard Rakowski

                                      Address:

                                      c/o Advanced Aesthetics, Inc.
                                      515 N. Flager Drive, P300
                                      West Palm Beach, FL  33401
                                      Telecopier No.:  (561) 802-4181

                                      DEBIASI FAMILY LIMITED PARTNERSHIP


                                      By: /s/ Gerard DeBiasi
                                         ---------------------------------------
                                               Name: Gerard Debiasi
                                               Title: GP

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                       [Signatures continued on next page]

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

                                        /s/ Clarice Webb
                                      ------------------------------------------
                                      Clarice Webb

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                                        /s/ Edward R. Mandell
                                      ------------------------------------------
                                      Edward R. Mandell, as trustee of the
                                        Catherine M. Kidd Grantor Trust

                                      Address:

                                      c/o Jenkens & Gilchrist Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York, NY  10174
                                      Telecopier No.:  (212) 704-6160

                                        /s/ Edward R. Mandell
                                      ------------------------------------------
                                      Edward R. Mandell, as trustee of the
                                        Cara E. Kidd Trust

                                      Address:

                                      c/o Jenkens & Gilchrist Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York, NY  10174
                                      Telecopier No.:  (212) 704-6160


                       [Signatures continued on next page]

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


                                        /s/ Edward R. Mandell
                                      ------------------------------------------
                                      Edward R. Mandell, as trustee of the
                                        Thomas C. Kidd Trust

                                      Address:

                                      c/o Jenkens & Gilchrist Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York, NY  10174
                                      Telecopier No.:  (212) 704-6160

                                      SAND DOLLAR PARTNERS, L.P.
                                      By:  Sand Dollar Partners, LLC, its
                                           general partner

                                      By: /s/ Jessica Effress
                                         ---------------------------------------
                                               Jessica Effress
                                               Manager

                                      Address:

                                      16327 Gladys Lane
                                      Minnetonka, MN 55345
                                      Attn:  Jessica Effress
                                      Telecopier No.:  (952) 935-3077

                                        /s/ Claudine Singer
                                      ------------------------------------------
                                      Claudine Singer

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                       [Signatures continued on next page]


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


                                        /s/ Darrin Prescott
                                      ------------------------------------------
                                      Darrin Prescott

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                                        /s/ Michael Paley
                                      ------------------------------------------
                                      Michael Paley

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                                        /s/ Daniel Witcher
                                      ------------------------------------------
                                      Daniel Witcher

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                       [Signatures continued on next page]


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

                                        /s/ Patricia Mackey
                                      ------------------------------------------
                                      Patricia Mackey

                                      Address:

                                      c/o Kidd & Company, LLC
                                      Three Pickwick Plaza
                                      Greenwich, CT  06830
                                      Telecopier No.:  (203) 661-1839

                                        /s/ Joseph Crace
                                      ------------------------------------------
                                      Joseph Crace

                                      Address:

                                      c/o Advanced Aesthetics, Inc.
                                      515 N. Flagler Drive, P300
                                      West Palm Beach, FL  33401
                                      Telecopier No.:  (561) 802-4181

                                        /s/ David Jordan
                                      ------------------------------------------
                                      David Jordan

                                      Address:

                                      c/o Advanced Aesthetics, Inc.
                                      515 N. Flagler Drive, P300
                                      West Palm Beach, FL  33401
                                      Telecopier No.:  (561) 802-4181

                                        /s/ Robyn Collins
                                      ------------------------------------------
                                      Robyn Collins

                                      Address:

                                      c/o Advanced Aesthetics, Inc.
                                      515 N. Flagler Drive, P300
                                      West Palm Beach, FL  33401
                                      Telecopier No.:  (561) 802-4181



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